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                                                                   Exhibit 10.11

                               THIRD SUPPLEMENT TO
               FOURTH AMENDED AND RESTATED OPERATING AGREEMENT OF
                            DEERFIELD & COMPANY LLC

         This THIRD SUPPLEMENT (this "Supplement") to the Fourth Amended and Restated Operating Agreement of Deerfield & Company LLC, dated as of June 26, 2004 (as supplemented by the First Supplement, dated as of July 22, 2004, and the Second Supplement, dated as of August 16, 2004, the "Operating Agreement"), is made as of August 20, 2004 by the Board of Directors of Deerfield & Company LLC (the "Company").

                                    RECITALS

         As of the date hereof, pursuant to Profits-Only Interest Grant Agreements, each dated as of the date hereof, by and between the Company and each of Jonathan Trutter, Paula Horn, Frederick White, Harry Danilevsky, John Brinckerhoff, Robert Contreras, Mark Wittnebel, Dale Burrow and Luke Knecht, the Company has granted each such individual Class C Profits Only Interests (as defined in the Operating Agreement) having a Percentage Interest (as defined in the Operating Agreement) equal to the percentage set forth opposite such individual's name on Exhibit A attached hereto. The Board of Directors of the Company wishes to amend Exhibit A of the Operating Agreement as set forth herein and as permitted by Section 3.1(a) of the Operating Agreement to reflect such grants.

                                    AGREEMENT

         1. Certain Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to such terms in the Operating Agreement.

         2. Amendment of Exhibit A of the Operating Agreement. Pursuant to
Section 3.1(a) of the Operating Agreement, effective as of the date hereof, Exhibit A of the Operating Agreement shall hereby be amended and restated in its entirety as set forth in Exhibit A hereto.

         3. Miscellaneous.

            (a) Entire Agreement. This Supplement and the Operating Agreement and the exhibits attached hereto and thereto constitute the entire agreement of the Members relating to the Company. Except to the extent specifically supplemented hereby, the provisions of the Operating Agreement shall remain unmodified, and the Company hereby confirms that the Operating Agreement is in full force and effect with respect to itself.

            (b) Assignment. This Supplement shall be binding upon and inure to the benefit of and be enforceable by the successors and permissible assigns of the Company as part of the Operating Agreement in accordance with the terms thereof.





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                                                                               2


            (c) Counterparts. This Supplement may be executed in any number of counterparts, and by the different parties hereto in separate counterparts, each of which shall be deemed an original for all purposes and all of which together shall constitute one and the same instrument.

            (d) Governing Law. This Supplement, and all claims arising under, related to, or in connection herewith, shall be governed by and construed in accordance with the domestic substantive laws of the State of Illinois, without giving effect to any choice or conflict of law provision or rule that would cause the application of the domestic substantive laws of any other jurisdiction.

            (e) Disputes. The parties intend that any dispute under this Supplement shall be treated as if such dispute had arisen under the terms of the Operating Agreement.





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                                                                               3


                   IN WITNESS WHEREOF, the Company has caused this Supplement to be executed as of the date set forth above by the Board of Directors of the Company.



                                           DEERFIELD & COMPANY LLC


                                           By: /s/ NELSON PELTZ
                                               --------------------------
                                               Name:  Nelson Peltz
                                               Title: Director


                                           By: /s/ PETER W. MAY
                                               --------------------------
                                               Name:  Peter W. May
                                               Title: Director


                                           By: /s/ EDWARD P. GARDEN
                                               --------------------------
                                               Name:  Edward P. Garden
                                               Title: Director


                                           By: /s/ GREGORY H. SACHS
                                               --------------------------
                                               Name:  Gregory H. Sachs
                                               Title: Director


                                           By: /s/ SCOTT A. ROBERTS
                                               --------------------------
                                               Name:  Scott A. Roberts
                                               Title: Director




           [Signature Page to Third Supplement to Operating Agreement]





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                                                                               4


                                                                       EXHIBIT A

--------------------------------------------------------------------------------
                                            CAPITAL               PERCENTAGE
                                            CONTRIBUTION          INTEREST
                                            ------------          ----------
CLASS A INTERESTS:
-----------------

Class A-1 Interests:

Triarc Deerfield Holdings, LLC              $5,815,695            54.756%

Class A-2 Interests:

Sachs Capital Management LLC                $439,132              23.040%

Deerfield Partners Fund III LLC             $164,699              3.013%


CLASS B INTERESTS:
-----------------

Capital Interests:

Triarc Deerfield Holdings, LLC              $80,000               0.432%

Profits Only Interests:

Triarc Deerfield Holdings, LLC              $0.00                 6.282%

Scott Roberts                               $0.00                 8.215%

Jonathan Trutter                            $0.00                 0.912%


CLASS C PROFITS ONLY INTERESTS:
------------------------------

Jonathan Trutter                            $0.00                 1.500%

Paula Horn                                  $0.00                 0.250%

Frederick White                             $0.00                 0.100%

Harry Danilevsky                            $0.00                 0.100%

John Brinckerhoff                           $0.00                 0.750%

Robert Contreras                            $0.00                 0.100%

Mark Wittnebel                              $0.00                 0.100%

Dale Burrow                                 $0.00                 0.100%

Luke Knecht                                 $0.00                 0.250%

Danielle Valkner                            $0.00                 0.100%
--------------------------------------------------------------------------------